UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Centerpointe Drive, Suite 200
Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 684-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2023, GBX Leasing 2022-1 LLC (the “Issuer”), a Delaware limited liability company and a wholly owned special purpose subsidiary of GBX Leasing, LLC (“GBXL”), a wholly-owned subsidiary of The Greenbrier Companies, Inc. (“Greenbrier”) issued (i) an aggregate principal amount of $158,900,000 of the Issuer’s Secured Railcar Equipment Notes, Series 2023-1 Class A (the “Class A Notes”) and (ii) an aggregate principal amount of $19,600,000 of the Issuer’s Secured Railcar Equipment Notes, Series 2023-1 Class B (the “Class B Notes”) (the Class A Notes and the Class B Notes are, collectively, the “Notes”). The Notes were issued pursuant to a Master Indenture, dated February 9, 2022 (the “Master Indenture”) between the Issuer and U.S. Bank Trust Company, National Association, as indenture trustee, as supplemented by a Series 2023-1 Supplement dated November 20, 2023 (“Series 2023-1 Supplement” together with the Master Indenture, the “Indenture”). The Notes bear interest at fixed rates as follows: (i) the Class A Notes at 6.42% and (ii) the Class B Notes at 7.28%. The Notes are payable monthly, and have a stated final maturity date of November 20, 2053.

The Notes are obligations of the Issuer only. The Notes are secured by a portfolio of railcars and operating leases thereon acquired and owned by the Issuer (the “Railcar Portfolio”) and other assets of the Issuer.

While the stated final maturity of the Notes is November 20, 2053, cash flow from the Issuer’s assets will be applied pursuant to the payment priorities of the Indenture so as to amortize the Notes to achieve monthly targeted principal balances. If the cash flow assumptions used in determining the targeted balances are met, it is anticipated that the Notes will be repaid well in advance of their stated final maturity date. There can be no assurance, however, that such cash flow assumptions will be realized. In addition, the Notes may be subject to acceleration upon the occurrence of certain events of default under the Indenture, including a failure to pay interest on the Notes, and a failure of the Notes to amortize to the extent that, over time, the outstanding principal balance of the Notes was to eventually exceed the sum of the depreciated value of the Railcar Portfolio and the amounts on deposit in certain accounts of the Issuer. The decision whether to accelerate or exercise other remedies against the Issuer and its assets will be under the control of holders representing a majority of the senior class of the outstanding principal balance of the Notes.

The Issuer purchased the Railcar Portfolio directly from each of GBXL and GBXL I, LLC (“GBXL I”), a wholly-owned direct subsidiary of GBXL pursuant to a Purchase and Contribution Agreement, dated February 9, 2022, between the Issuer, GBXL and GBXL I (the “Purchase and Contribution Agreement”). Net proceeds received from the railcars acquired in connection with the issuance of the Notes will be used for general corporate purposes. GBX Leasing 2022-1 (Canada) Ltd. will lease-in certain railcars from the Issuer and lease-out such railcars to certain lessees and will acquire certain leases from GBXL, GBXL I or GBXL I (Canada) Ltd.

As noted above, the Notes are solely the obligations of the Issuer. GBXL and GBXL I have, however, entered into certain agreements relating to the transfer of the Railcar Portfolio to the Issuer and Greenbrier Management Services, LLC has entered into certain agreements relating to the management and servicing of the Issuer’s assets. These agreements contain certain representations, undertakings and indemnities customary for asset sellers and service providers in transactions of this type.

The Notes were offered and sold in a private placement solely to qualified institutional buyers in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to persons who are not U.S. persons in offers and sales that occur outside the United States in reliance on Regulation S under the Securities Act, pursuant to a Note Purchase Agreement, dated November 7, 2023, between the Issuer and the initial purchasers party thereto.

The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold within the United States or to U.S. persons, except to qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A and to certain persons in offshore transactions in reliance on Regulation S. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to purchase Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The foregoing description of the Indenture and the Purchase and Contribution Agreement is a summary and does not purport to be complete. The Master Indenture is subject to, and qualified in its entirety by, the full text of the Master Indenture which is filed as Exhibit 10.37 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on April 6, 2022 which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item and contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 20, 2023, Greenbrier issued a press release announcing the closing of the issuance of the Notes. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including the information contained in Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release of The Greenbrier Companies, Inc., dated November 20, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: November 20, 2023	By:	/s/ Adrian J. Downes
Adrian J. Downes
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)